CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Ivy Variable Insurance Portfolios of our reports dated February 19, 2024, relating to the financial statements and financial highlights, which appear in Macquarie VIP Core Equity Series (formerly, Delaware Ivy VIP Core Equity), Macquarie VIP Growth Series (formerly, Delaware Ivy VIP Growth), Macquarie VIP Mid Cap Growth Series (formerly, Delaware Ivy VIP Mid Cap Growth), Macquarie VIP Smid Cap Core Series (formerly, Delaware Ivy VIP Smid Cap Core), Macquarie VIP Small Cap Growth Series (formerly, Delaware Ivy VIP Small Cap Growth), Macquarie VIP Value Series (formerly, Delaware Ivy VIP Value), Macquarie VIP Corporate Bond Series (formerly, Delaware Ivy VIP Corporate Bond), Macquarie VIP High Income Series (formerly, Delaware Ivy VIP High Income), Macquarie VIP Limited-Term Bond Series (formerly, Delaware Ivy VIP Limited-Term Bond), Macquarie VIP Global Growth Series (formerly, Delaware Ivy VIP Global Growth), Macquarie VIP International Core Equity Series (formerly, Delaware Ivy VIP International Core Equity), Macquarie VIP Asset Strategy Series (formerly, Delaware Ivy VIP Asset Strategy), Macquarie VIP Balanced Series (formerly, Delaware Ivy VIP Balanced), Macquarie VIP Energy Series (formerly, Delaware Ivy VIP Energy), Macquarie VIP Natural Resources Series (formerly, Delaware Ivy VIP Natural Resources), Macquarie VIP Science and Technology Series (formerly, Delaware Ivy VIP Science and Technology), Macquarie VIP Pathfinder Aggressive Series (formerly, Delaware Ivy VIP Pathfinder Aggressive), Macquarie VIP Pathfinder Moderately Aggressive Series (formerly, Delaware Ivy VIP Pathfinder Moderately Aggressive), Macquarie VIP Pathfinder Moderate Series (formerly, Delaware Ivy VIP Pathfinder Moderate), Macquarie VIP Pathfinder Moderately Conservative Series (formerly, Delaware Ivy VIP Pathfinder Moderately Conservative), Macquarie VIP Pathfinder Conservative Series (formerly, Delaware Ivy VIP Pathfinder Conservative), Macquarie VIP Pathfinder Moderate – Managed Volatility Series (formerly, Delaware Ivy VIP Pathfinder Moderate – Managed Volatility), Macquarie VIP Pathfinder Moderately Aggressive – Managed Volatility Series (formerly, Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility) and Macquarie VIP Pathfinder Moderately Conservative – Managed Volatility Series’ (formerly, Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility) Annual Reports on Form N-CSR for the year ended December 31, 2023. We also consent to the references to us under the headings “Financial Highlights” and “Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
April 26, 2024